UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 2054

                                    FORM 8-K

                             AMENDED CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                 Date of Report
     (Date of earliest event reported): October 26, 2002 (October 25, 2002)


                              M.B.A. HOLDINGS, INC.
             (Exact name of registrant as specified in its Charter)


          Nevada                         0-28221                87-0522680
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)


               9419 E. San Salvador, Suite 105, Scottsdale, AZ 85260 (Address of principal executive offices, including zip code)

                                 (480) 860-2288
                         -------------------------------
                         (Registrant's telephone number)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)(2) The registrant engaged Semple & Cooper, LLP ("Semple & Cooper") as its new independent accountants as of November 25, 2002. During the two most recent fiscal years and through November 25, 2002, the Registrant has not consulted with Semple & Cooper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b) Form 8-K Reporting the decision of Deloitte & Touche not to stand for re-election Dated October 23, 2002 and Amended October 30, 2002 to include the date of such decision.

     The following exhibits were filed therewith:

     Exhibit (4.1) Letter from Deloitte & Touche,LLP stating that it agrees with the statements made by M.B.A. Holdings, Inc. in response to Item 304(a)


 (c) Exhibits. The following exhibits are being filed herewith:

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         M.B.A. Holdings, Inc.

     Date: October 26, 2002              By: /s/ Dennis M. O'Connor
                                             -----------------------------------
                                             Dennis M. O'Connor
                                             Chief Financial Officer